UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):          April 30, 2016

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 12th Floor, New York  10019

(Address of principal executive offices, including zip code)

  (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2015, Hudson Global, Inc. (the “Company”) granted the Company’s Chief Executive Officer 500,000 shares of common stock, 150,000 shares of which were subject to a service based vesting condition and up to 350,000 of which were subject to both a performance based vesting condition and a service based vesting condition (such 350,000 shares, the “Performance Shares”). The Company subsequently determined that 51,800 of the Performance Shares were not validly granted pursuant to the Company’s 2009 Incentive Stock and Awards Plan (the “Plan”) because they exceeded the limit on the number of Performance Shares that may be granted to any individual participant under the Plan. Accordingly, the attempted grant of these excess Performance Shares was ineffective, and they were never granted to the Company’s Chief Executive Officer. On April 30, 2016, the Compensation Committee of the Board of Directors of the Company approved, and the Company and the Chief Executive Officer executed, an Amended and Restated Restricted Stock Award Agreement and an Amended and Restated Executive Employment Agreement to correct such agreements to reflect the reduced number of Performance Shares that the Company granted on May 18, 2015. The foregoing description of the Amended and Restated Restricted Stock Award Agreement and the Amended and Restated Executive Employment Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Restricted Stock Award Agreement and the Amended and Restated Executive Employment Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(10.1)	Amended and Restated Restricted Stock Award Agreement, dated April 30, 2016 and effective as of May 18, 2015, between Hudson Global, Inc. and Stephen A. Nolan.

(10.2)	Amended and Restated Executive Employment Agreement, dated April 30, 2016 and effective as of May 18, 2015, between Hudson Global, Inc. and Stephen A. Nolan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: April 30, 2016	By :	/s/ Philip A. Skalski
Philip A. Skalski
Corporate Secretary

HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

April 30, 2016

Exhibit

Number

(10.1)	Amended and Restated Restricted Stock Award Agreement, dated April 30, 2016 and effective as of May 18, 2015, between Hudson Global, Inc. and Stephen A. Nolan.

(10.2)	Amended and Restated Executive Employment Agreement, dated April 30, 2016 and effective as of May 18, 2015, between Hudson Global, Inc. and Stephen A. Nolan.

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